AXA Equitable Life Insurance Company

Supplement dated February 23, 2015 to the current Prospectus for Retirement Cornerstone® Series 15.0

This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statements of additional information, as previously supplemented (together the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information is added to “Appendix V: State contract availability and/or variations of certain features and benefits” of the Prospectus:

State	Features and benefits	Availability or variation
Connecticut	See “Charge for each additional transfer in excess of 12 transfers per contract year” in “Fee table” and “Transfer charge” in “Charges and expenses”	The charge for transfers does not apply.

	See “Credit recovery” under “Credits and Earnings bonus (For Series CP® contracts only)” in “Contract features and benefits” and “Your annuity payout options” in “Accessing your money”	The second and third bullets under “Credit recovery” do not apply and are replaced by the following:

•      If you start receiving annuity payments within three years of making any contribution, we will not recover the credit that applies to any contribution made within the prior three years. As a result, we will apply the contract’s cash value, not the account value, to the life contingent annuity payout regardless of how many years have elapsed since last contribution.

•      Credits applied to contributions made within one year of death of the owner (or older joint owner, if applicable) will not be recovered. However, any applicable contract withdrawal charges will continue to apply to those contributions. The 10% free withdrawal amount does not apply when calculating the withdrawal charges applicable to the payment of a death benefit.

	See “GMIB “no lapse guarantee”” under “Guaranteed minimum income benefit” in “Contract features and benefits”	The no-lapse guarantee will not terminate if your aggregate withdrawals from your Protected Benefit account in any contract year following the contract year in which you first fund your Protected Benefit Account exceed your Annual Withdrawal Amount unless the excess withdrawal drives your account value to zero.
	See “Disruptive transfer activity” in “Transferring your money among investment options”	The ability to restrict transfers due to market timing can only be determined by the underlying fund managers. AXA Equitable’s right to restrict transfers due to market timing does not apply.

	See “Transfer Charge” in “Charges and Expenses”	The charge for excessive transfers does not apply. The ability to reserve the right to impose a limit on the number of free transfers does not apply.

See “Withdrawal charge” in “Charges and expenses”

No withdrawal charge will apply to any contribution received more than 12 months prior to the date of death in the event the owner dies and the death benefit is payable.

For Series CP® contracts:

Since credits applied to contributions cannot be recovered, withdrawal charges apply to amounts associated with a credit.

	See “Disability, terminal illness, or confinement to a nursing home” under “Withdrawal charge” in “Charges and expenses”	The withdrawal charge waiver under item (i) does not apply.

IM-27-15 (2/15)	Catalog No. 153121 (2/15
RC 15.0 (NB)	#874516

State	Features and benefits	Availability or variation
Connecticut (continued)	See “Special service charges” in “Charges and Expenses”	The charge for third-party transfers or exchanges does not apply. The maximum charge for check preparation is $9 per occurrence.

	See “Misstatement of age” in “More information”	We will not deduct interest for any overpayments made by us due to a misstatement of age or sex. Any overpayments will be deducted from future payments.

See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”

Benefits terminate upon any change of owner who is the measuring life, unless the change of ownership is due to a divorce where the spouse is awarded 100% of the account value and chooses to continue the contract in his or her name and meets the age requirements of the applicable benefit on the date the change in ownership occurs.

Benefits do not terminate upon assignment.

Your contract cannot be assigned to an institutional investor or settlement company, either directly or indirectly, nor may the ownership be changed to an institutional investor or settlement company.

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas,

New York, NY 10104.

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234